AVEO Overview April 2017 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “strategy,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets; AVEO’s goals and business strategy; the timing, design and results of preclinical and clinical trials; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for AVEO’s therapeutic candidates and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates, including its companion diagnostics; the potential safety, efficacy, tolerability and other benefits of tivozanib as a single agent or in combination with other therapies; developments, expenses and outcomes related to AVEO’s ongoing shareholder litigation; AVEO’s ability to obtain necessary financing required to perform its clinical trials and achieve its other goals; AVEO’s ability to establish and maintain strategic partnerships; AVEO’s ability to obtain and maintain intellectual property rights; competition; AVEO’s dependence on its strategic partners and other third parties; adverse general economic and industry conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Annual Report on Form 10-K for the year ended December 31, 2016, and other periodic filings AVEO makes with the SEC.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation to update any of these statements, except as required by law.

TIVO-1 (1st Line RCC) * Ocular SCCHN / AML (Investigator) Esophageal Cancer Cachexia TIVO-3 (U.S. Phase 3 Registration Study in RCC) TiNivo (+Opdivo® RCC) PAH Multiple Opportunities for Potential Value Creation *Filed in EU by EUSA FEB 2016 EUSA received 180 day outstanding issues JAN 2017 Seeking Partnership

Tivozanib Potential Milestone Timeline in RCC MAA Review TIVO-3 : Tivo v. Sorafenib US Regulatory Decision EU Regulatory Decision NDA Review 2016 2017 2018 2019 2020 Ph 2 Expansion Potential NDA Filing 2H 2018 PFS Data/OS Trend Estimated 1Q 2018 Ph 1 Data Estimated 1H 2017 Ph 1 Tivo + Opdivo® Potential Ph 2 or 3 Randomized Study

Large and Growing RCC Opportunity

- Market opportunity expected to grow to >$3 billion in Europe and North America*
- Market needs:
  - **Improved tolerability in first line**
  - **Demonstrated safety and activity in highly refractory patients**
  - **Tolerable combinations with immunotherapy to improve efficacy**


~$1.7 Billion*
AVEO ONCOLOGY


EUSAPharma
~$1.4 Billion*

* Total RCC market includes all stages of disease and treatment options. Source: GlobalData Forecast 2023

5

Tivozanib AVEO’s North American Registration Strategy

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities1,2 1. Nakamura K et al. Cancer Res 2006;66:9134–9142. 2. Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

TIVO-1: Unsurpassed PFS in 1st Line RCC in Phase 3 517 patient, global, randomized Phase 3 in 1st line RCC First H2H RCC pivotal to meet primary PFS endpoint of superiority vs VEGF TKI OS confounded by crossover; NDA not approved; FDA requested additional study Demonstrated favorable tolerability profile Months Probability of PFS 0 Sorafenib 1.0 0.8 0.6 0.4 0.2 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Tivozanib Tivozanib N=260 Sorafenib N=257 Median (95% CI) 11.9 mo (9.3 – 14.7 mo) 9.1 mo (7.3 – 9.5 mo) Hazard ratio: 0.797 (95% CI: 0.639, 0.993) p-value = 0.042

Top Three Toxicities Relevant to Patients with Advanced RCC* *Wong M, et al. J Med Econ. 2012;28:1-10. Additional months of PFS benefit patients require to accept adverse events >50% of pts on Nexavar <15% for Tivozanib >60% of pts on Sutent <20% for Tivozanib >50% of pts on Pazopanib, Axitinib and Sutent <25% for Tivozanib Additional Months of Progression-Free-Survival Benefit

Tivozanib is Well Tolerated, and Has the Potential to Become the Preferred TKI for PD-1 Combination Therapy

Single Agent Toxicity All grade (Gr 3/4)	Sutent[1] (n=548)	Votrient[1] (n=554)	Inlyta[5] (n=189)	Nexavar[3] (n=257)	Lenvima[4] (n=52)	Cometriq[2] (n=331)	Tivozanib[3] (n=259)
Hypertension	**30% (15%)**	**40% (4%)**	**49% (13%)**	**34% (17%)**	**48% (17%)**	**37% (15%)**	**50% (9%)**
Fatigue	**63% (17%)**	**55% (10%)**	**33% (5%)**	**16% (4%)**	**50% (8%)**	**56% (9%)**	**18% (5%)**
Hand-Foot Syndrome	**50% (11%)**	**29% (6%)**	**26% (7%)**	**54% (17%)**	**15% (0%)**	**42% (8%)**	**13% (2%)**
Diarrhea	**57% (7%)**	**63% (9%)**	**50% (9%)**	**32% (6%)**	**72% (12%)**	**74% (11%)**	**22% (2%)**

1 Motzer, et. al. ESMO 2012 (COMPARZ): 1st Line Study, sutent vs. votrient
2 Choueri, et. al. NEJM 2015: 2nd Line Study, cabozantinib vs. everolimus
3 Motzer, et. al. ASCO: 1st Line TIVO-1 Study, tivozanib vs. sorafenib
4 Motzer et al. Lancet Oncol 2015; 16: 1473–82
5 Hutson et.al. Lancet Oncol 2013; 14: 1245; 1st Line Study vs. sorafenib

AVEO ONCOLOGY

10

Favorable Tolerability vs. Approved TKIs in RCC

Dose Reductions



Incidence (%)
0
10
20
30
40
50
60
70
80
14
43
52
36
31
52
60
71
Tivozanib1
TIVO-11
AXIS2
Sorafenib
Pazopanib3
Axitinib2
Sunitinib4
Cabozantinib5
Lenvatinib+Everolimus6

Dose Interruptions



Incidence (%)
0
20
40
60
80
100
19
36
80
42
77
54
Tivozanib1
TIVO-11
AXIS2
Sorafenib
Pazopanib3
Axitinib2
Sunitinib4

1. *Motzer et.al. JCO 10.2013, Vol 31 No 30.*
2. *INLYTA USPI v.01.2012.*
3. *Votrient USPI revised 01.2012.*
4. *Sutent USPI revised 05.2011.*
5. *Cabozantinib METEOR Trial NEJM 9/26/15.*
6. *Motzer et.al Lancet v16 Nov 2015.*

11

? 1 Motzer, et. al. ESMO 2012 (COMPARZ): 1st Line study, sutent vs. votrient. 2 Hutson, et. al. Lancet Oncol 2013; 14: 1245; 1st line Phase 3 study vs sorafenib. 3 Motzer, et. al. JCO Oct 2013; 1st Line TIVO-1 Phase 3 study, tivozanib vs. sorafenib. 4 Choueri, et. al. ESMO 2016. Poor and Intermediate risk patients only. Increasing Patient Tolerability Tivozanib Uniquely Positioned in 1st Line RCC

TIVO-3: Phase 3 Study Design in Recurrent/Metastatic RCC to Confirm TIVO-1

TIVO-3

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma

N = ~322

- Recurrent/metastatic RCC
- Failed at least two prior regimens including VEGFR-TKI (not sorafenib)
- ECOG PS 0 or 1

→ RANDOMIZE 1:1 → tivozanib / sorafenib

- 1°: PFS
- 2°: OS, ORR, DoR, Safety and Tolerability for ITT

- Designed to support 1st and 3rd line indications
- Provides potential unique 3rd line dataset of patients with prior PD-1 exposure
- **Enrollment completion expected June 2017 (2+ months ahead of schedule)**
- **Pre-planned interim futility analysis expected midyear**
- **On track for topline data 1Q 2018**

AVEO ONCOLOGY

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Tivozanib Efficacy in VEGF TKI Refractory Setting

Study	AXIS Phase 3, axitinib vs sorafenib (1:1)[1]	METEOR study Phase 3, cabozantinib vs everolimus (1:1)[4]	TIVO-1 Phase 3, subset crossing over to tivozanib following sorafenib progression[3]	Dovitinib study Phase 3, dovitinib vs sorafenib (1:1)[2]
Setting	2nd line RCC	2nd line RCC	2nd line RCC	3rd line RCC
Study Size	n=361 (axitinib) n=362 (sorafenib) *(54% sunitinib refract.)*	n=658	n=163 (tivozanib)	n=280 (dovitinib) n=284 in sorafenib arm *(TKI & mTOR refractory)*
PFS	*sunitinib refractory pts* 6.5 mo (axitinib)* 4.5 mo (sorafenib)* HR = 0.636, p<0.0002*	7.4 mo (cabozantinib)** 5.3 mo (everolimus)** *Prior Sutent (n=153)* 9.1 mo (cabozantinib) 3.7 mo (everolimus)	*sorafenib refract. pts* **11.0 mo** (tivozanib)**	*TKI & mTOR refractory* 3.9 mo (dovitinib)** vs. 3.9 mo (sorafenib)** HR 1.00, p=NS
OS	*sunitinib refract. pts* 15.2 mo (axitinib) 16.5 mo (sorafenib)	*21.4 mo^*	*sorafenib refract. pts* **21.6 mo (tivozanib)**	*TKI & mTOR refractory* 11.1 mo (dovitinib) vs. 11.0 mo (sorafenib)

* n= 389; investigator assessed PFS;
independent PFS = 4.8 mo vs. 3.4 mo, HR = 0.741 (p=0.011)
**investigator assessed PFS
^cabozantinib USPI

1. Motzer et al Lancet Oncol 2013; 14: 552–62
2. Motzer et al Lancet Oncol 2014
3. Hutson et al ASCO 2015
4. Cabozantinib METEOR Trial NEJM 9/26/15

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Tivozanib European Registration Strategy

EUSA Pharma Oncology Licensing Agreement Specialty pharmaceutical company with commercial operations in the US and Europe, distribution network in 40 countries Spinout of Jazz Pharmaceuticals (March 2015) EU filing February 2016, received day 180 List of Outstanding Issues January 2017 LOI signifies MAA is not approvable at the present time Outstanding deficiencies to be addressed in an oral explanation and/or in writing prior to a final application decision EUSA expects to submit written responses in April 2017 / EMA tentatively scheduled oral explanation in May 2017 >$396M in Upfront and Potential Milestones $16M potential 2017 milestones* Tiered royalties from low double digits to mid twenties Milestone and royalty payments subject to the successful development or commercialization of the product All non-R&D payments received by AVEO subject to sublicense revenue obligation to Kyowa Hakko Kirin * Includes $4.0M in R&D reimbursement at approval, $2.0M per reimbursement approval in each EU5 country and $2.0M for approval in 3 of 5 defined countries ex-EU

Support for Tivozanib MAA Filing for RCC

TIVO-1: Impact of Next-Line Therapy on OS

Region	% of Patients Receiving Second Line Therapy		OS Hazard Ratio (P Value)	Median OS
	Tivozanib	Sorafenib		
ITT N=517	36%	74%	HR=1.245 (P=NS)	T=28.8 mo S=29.3 mo
NA and EU* N=186^	50%	76%	HR=0.89 (P=NS)	**T=35.9 mo** S=31.0 mo
NA and EU5** N=40	87%	82%	HR=0.503 (P=NS)	T=NR S=NR

^Statistically significant improvement in PFS (p<0.001)

** EU includes Bulgaria, Czech Republic, France, UK, Hungary, Italy, Poland, Romania (countries with patients enrolled in Study 301)*
*** EU5 includes UK, Italy, and France (EU5 countries with patients enrolled in Study 301)*
NR=not reached

AVEO ONCOLOGY

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Tivozanib PD-1 Combination Setting

Rationale for Combining VEGF + PD-(L)1 Inhibitors Gunturi, McDermott Current Treatment Options in Oncology 2014 Plimack International Kidney Cancer Symposium 2014

Tivozanib has Immunomodulatory Properties: Regulatory T Cell Reduction May Enhance PD-1 Activity Pawlowski N et al. AACR 2013. Poster 3971. Regulatory T cells suppress or downregulate induction and proliferation of effector T cells (e.g. CD4 and CD8) P=0.034

Early Data for the Combination of PD-1 +VEGF TKIs: Demonstrated Promising Responses with Challenging Toxicity 1 Atkins et. al., ESMO 2016 2 Larkin et. al., ESMO 2016 Phase Ib dose-finding studies of axitinib plus pembrolizumab or avelumab in treatment-naïve patients with advanced renal cell carcinoma Safety Axitinib + Pembro1 - N (%) Axitinib + Avelumab2 - N (%) Adverse Events* All Grade N (%) Grade ≥3 N (%) All Grades N (%) Grade ≥3 N (%) Any AEs 52 (100) 34 (65.4) 6 (100) 4 (66.7) Efficacy Axitinib + Pembro1 - N (%) Total N=52 Axitinib + Avelumab2 - N (%) Total N=6 Complete Response 3 (5.8) 0 (0) Partial Response 34 (65.4) 5 (83.3) Stable disease 10 (19.2) 1 (16.7) ORR 37 (71.2) 5 (83.3)

Sunitinib & Pazopanib, the most widely used VEGF TKIs, have potentially prohibitive overlapping toxicities with PD-1s Courtesy of Dr. S. Pal, ASCO GU 2015

Significant reductions of TKI dose to manage AEs have been recommended to safely combine some TKIs with PD1s in RCC CaboNivo1: Cabo recommended dose reduction from 60 to 40mg Lenvatinib + Pembro2: Lenv recommended dose reduction 24 to 20mg Reduced Dose May Adversely Impact Efficacy 1 Apolo et. al., ESMO 2016 2 Taylor et. al., ESMO 2016 JCO Volume: 30, Issue: 13, Pages: 1484-1491, May 2012 ESMO 2014 Congress, September 26 -30 2014, Madrid, Spain CASE STUDY (Breast Cancer): Ph 2 SOLTI study3 Ph 3 RESILIENCE study4 Dose Sorafenib 800mg Sorafenib 600mg PFS 6.4 vs 4.1 mos 5.5 vs 5.4 mos Power HR 0.58 P=0.0006 NS G3/4 AEs 44% HFS (S+C)

Phase 1 TiNivo Study Tivozanib (1.0 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks N = 6 - 12 ECOG PS ≤ 1 and life expectancy ≥ 3 months Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks Further evaluate the antineoplastic activity and safety Phase 1* Phase 2 Maximum tolerated dose N = ~20 A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (Opdivo®) in Subjects with Metastatic Renal Cell Carcinoma (TINIVO) 1o safety, tolerability, and maximum tolerated dose 2o antineoplastic activity *Currently enrolling

High Potential Value Pipeline Programs

Advancing Robust Pipeline Through Partnership Milestone and royalty payments subject to the successful development and/or commercialization of the product *Subject to milestone payment & royalty payment obligations to SVH AV-380 (GDF-15 inhibitor MAb) Indication: cachexia Incidence: 5M+ in US alone $327M in upfront & potential milestones* Tiered royalties from high single digits to a low double-digit, for worldwide rights* Ficlatuzumab (HGF inhibitor MAb) Indication: ongoing investigator trials of combinations in SCCHN & AML – data submitted for presentation at an upcoming scientific meeting 50/50 cost & revenue sharing AV-203 (ERBB3 inhibitor MAb) Indication: squamous cell esophageal cancer CANbridge to fund mfg and clinical development through Phase 2a POC study $134M in upfront & potential milestones Tiered royalties from a low double-digit to low-teens, for ex-NA rights

AV-353: 1st-in-class opportunity to address major unmet need in pulmonary arterial hypertension (PAH) as potential to be first drug with disease modifying properties Binding specificity to Notch 3 reduces risks of pan-Notch toxicities that have hampered competitors Large Market Opportunity 2014 sales of $3.45B à 2024 sales of $4.75B¹ Significant development opportunity in additional oncology indications AV-353 in Pulmonary Arterial Hypertension Pathophysiology of PAH AVEO owns worldwide rights to the AV-353 platform and is actively seeking partners to help realize the full potential of the asset ¹Global Data 2016 PAH Opportunity Analyzer & Decision Resources 2012 PAH Report

Financials and Portfolio Summary

Financial Highlights Cash on hand would fund planned operations into 2Q 2018*;  beyond TIVO-3 readout which is expected 1Q 2018. $23.3M in cash and investments as of 4Q 2016 $15.5M in net proceeds from March 2017 public offering $0.5M milestone payment received from CANbridge March 2017 Potential access to additional debt; significant potential milestones Debt agreement provides conditional access to another $5M tranche and deferred repayment of principal for existing debt ~$25M in potential milestone payments through 2018 Streamlined operations with a headcount of ~20 Shares outstanding as of 2/21/17: ~75.9M Additional 34.5M shares issued in March 2017 public offering *This guidance excludes any potential partnership milestone payments to or from the Company, potential debt or equity financings, acceleration of existing debt principal payments under the term loan with Hercules which could result from non-compliance with the cash covenant of that agreement, or proceeds from any potential future partnership agreements.

Potential Corporate Milestones 2017 2018 Regulatory decision in EU (1H17) TIVO-3 PFS data/OS trend (1Q18) Development milestones for AV-380 Manufacturing transfer (2107) and re-initiation of AV-203 clinical dev. (2018) Phase 1 data (1H17) TIVO-3 enrollment completion (June 2017) Pre-planned futility analysis (midyear 2017)

AVEO Oncology Highlights Retained significant North American rights for all oncology therapeutic assets Executing on development strategies for tivozanib Enrolling Ph 3 refractory RCC study (TIVO-3) to support 1st & 3rd line indications Enrolling Ph 1/2 tivozanib + Opdivo® combination study (TiNivo) in RCC Advancing portfolio through development and commercialization partnerships Tivozanib: Partner-led regulatory review in EU for 1st line RCC Ficlatuzumab: Ongoing investigator sponsored trials in SCCHN & AML AV-203: Partner-funded development through POC AV-380: Partner-funded development for cachexia AV-353: Seeking partner for PAH development Lean organization, experienced management team and BOD

AVEO Overview April 2017